Aberdeen Investment Funds (the “Trust”)

Aberdeen Select International Equity Fund

Aberdeen Select International Equity Fund II

Aberdeen Total Return Bond Fund

Aberdeen Global High Income Fund

Aberdeen Global Select Opportunities Fund Inc. (the “Global Select Opportunities Fund”)

On behalf of the Trust and the Global Select Opportunities Fund and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information of the prospectus dated March 1, 2013, as supplemented May 22, 2013, for the Trust as filed under Rule 497 on May 22, 2013 (SEC Accession No. 0001104659-13-047171) and for the Global Select Opportunities Funds as filed under Rule 497 on May 22, 2013 (SEC Accession No. 0001104659-13-047173).